                                                                    Exhibit 10.1

                        CROWN CORK & SEAL COMPANY, INC.
                         CROWN CORK & SEAL FINANCE PLC
                         CROWN CORK & SEAL FINANCE S.A.

                                Debt Securities


                                TERMS AGREEMENT
                                ---------------


                                                               December 12, 1996


Crown Cork & Seal Company, Inc.
Crown Cork & Seal Finance PLC
Crown Cork & Seal Finance S.A.
c/o Crown Cork & Seal Company, Inc.
9300 Ashton Road
Philadelphia, Pennsylvania 19136

Attention:  Mr. Alan W. Rutherford
            Executive Vice President
              Chief Financial Officer

Ladies and Gentlemen:

      We understand that (i) Crown Cork & Seal Company, Inc., a Pennsylvania corporation (the "Company"), proposes to issue and sell $350,000,000 principal amount of its 7 3/8% Debentures Due 2026 and $150,000,000 principal amount of its 7 1/2% Debentures Due 2096 (collectively, the "Debentures"), (ii) Crown Cork & Seal Finance PLC ("Crown UK"), a public limited company organized under the laws of England and Wales, proposes to issue and sell $200,000,000 of its 6 3/4% Notes Due 2003 and $300,000,000 of its 7% Notes Due 2006 (collectively, the "UK Notes") and (iii) Crown Cork & Seal Finance S.A. ("Crown France" and
collectively with the Company and Crown UK, the "Issuers"), a societe anonyme organized under the laws of the Republic of France, proposes to issue and sell $200,000,000 principal amount of its 6 3/4% Notes Due 2003 (collectively with the Debentures and the UK Notes, the "Offered Debt Securities"). We offer to purchase, on and subject to the terms and conditions of the Underwriting Agreement (the "Underwriting Agreement") filed as an exhibit to the registration statements of the Issuers on Form S-3 (No. 333-16869) and incorporated by reference herein, the Offered Debt Securities on the following terms:
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                                                                               2

I.   CROWN CORK & SEAL COMPANY, INC.

     A.     7 3/8% Debentures Due 2026
            --------------------------

Principal Amount:               $350,000,000

Interest:                       7.375% per annum, from December 17, 1996,
                                payable semiannually on June 15 and December 15 of each year, commencing June 15, 1997, to holders of record on the preceding June 1 or December 1, as the case may be.

Maturity:                       December 15, 2026

Currency:                       US$

Denominations:                  $1,000

Form: Represented by 2 Global Notes in registered form, and beneficial interests in such will trade in DTC's Same-Day Funds Settlement System.

Optional Redemption:            Section 11.09 of the Indenture shall be
                                applicable, at a rate equal to the Treasury
                                Rate plus 15 basis points.

Sinking Fund:                   None.

Delayed Delivery Contracts:     None.

Other:                          Sections 4.01 and 10.12 of the
                                Indenture shall be applicable.

Purchase Price:                 97.924% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Expected Reoffering Price:      98.799% of principal amount, subject to change
                                by the undersigned.

     B.     7 1/2% Debentures Due 2096
            --------------------------

Principal Amount:               $150,000,000

Interest:                       7.500% per annum, from December 17, 1996,
                                payable semiannually on June 15 and December 15 of each year, commencing June 15, 1997, to holders of record on the preceding June 1 or December 1, as the case may be.

Maturity:                       December 15, 2096

Currency:                       US$

Denominations:                  $1,000

Form: Represented by 1 Global Note in registered form, and beneficial interests in such will trade in DTC's Same-Day Funds Settlement System.

Optional Redemption:            Section 11.09 of the Indenture shall be
                                applicable, at a rate equal to the Treasury Rate plus 20 basis points.

Sinking Fund:                   None.

Delayed Delivery Contracts:     None.

Other: Sections 4.01, 10.12 and 11.10 ("Conditional Right to Shorten Maturity") of the Indenture shall be applicable.

Purchase Price:                 97.224% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Expected Reoffering Price:      98.349% of principal amount, subject to change
                                by the undersigned.

 II. CROWN CORK & SEAL FINANCE PLC

     A.     6 3/4% Notes Due 2003
            ---------------------

Principal Amount:               $200,000,000

Guarantee:                      Unconditionally guaranteed by Crown Cork & Seal
                                Company, Inc. on the terms set forth in Section
                                13.01 of the Indenture.

Interest:                       6.750% per annum, from December 17, 1996,
                                payable semiannually on June 15 and December 15 of each year, commencing June 15, 1997, to holders of record of the certificateless depositary interests in the Notes on the preceding June 1 or December 1, as the case may be.

Maturity:                       December 15, 2003

Currency:                       US$

Denominations:                  $1,000

Form: Represented by 1 Global Note in bearer form and beneficial interests in such will trade in DTC's Same-Day Funds Settlement System.

Optional Redemption:            Section 11.09 of the Indenture shall be
                                applicable, at a rate equal to the Treasury
                                Rate.

Sinking Fund:                   None.

Delayed Delivery Contracts:     None.

Other:                          Sections 4.01 and 10.12 of the
                                Indenture shall be applicable.

Purchase Price:                 98.913% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Purchase Price:                 98.913% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Expected Reoffering Price:      99.463% of principal amount, subject to change
                                by the undersigned.


     B.     7% Notes Due 2006
            -----------------

Principal Amount:               $300,000,000

Guarantee:                      Unconditionally guaranteed by Crown Cork & Seal
                                Company, Inc. on the terms set forth in Section
                                13.01 of the Indenture.

Interest:                       7.000% per annum, from December 17, 1996,
                                payable semiannually on June 15 and December 15 of each year, commencing June 15, 1997, to holders of record of the certificateless depositary interests in the Notes on the preceding June 1 or December 1, as the case may be.

Maturity:                       December 15, 2006

Currency:                       US$

Denominations:                  $1,000

Form: Represented by 2 Global Notes in bearer form and beneficial interests in such will trade in DTC's Same-Day Funds Settlement System.

Optional Redemption:            Section 11.09 of the Indenture shall be
                                applicable, at a rate equal to the Treasury
                                Rate.

Sinking Fund:                   None.

Delayed Delivery Contracts:     None.

Other:                          Sections 4.01 and 10.12 of the
                                Indenture shall be applicable.

Purchase Price:                 99.017% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Expected Reoffering Price:      99.667% of principal amount, subject to change
                                by the undersigned.


III. CROWN CORK & SEAL FINANCE S.A.

            6 3/4% Notes Due 2003
            ---------------------

Principal Amount:               $200,000,000

Guarantee:                      Unconditionally guaranteed by Crown Cork & Seal
                                Company, Inc. on the terms set forth in Section
                                13.01 of the Indenture.

Interest:                       6.750% per annum, from December 17, 1996,
                                payable semiannually on June 15 and December 15 of each year, commencing June 15, 1997, to holders of record on the preceding June 1 or December 1, as the case may be.

Maturity:                       December 15, 2003

Currency:                       US$

Denominations:                  $1,000

Form: Represented by 1 Global Note in registered form and beneficial interests in such will trade in DTC's Same-Day Funds Settlement System.

Optional Redemption:            Section 11.09 of the Indenture shall be
                                applicable, at a rate equal to the Treasury
                                Rate.

Sinking Fund:                   None.

Delayed Delivery Contracts:     None.

Other:                          Sections 4.01 and 10.12 of the
                                Indenture shall be applicable.

Purchase Price:                 98.913% of principal amount, plus accrued
                                interest, if any, from December 17, 1996.

Expected Reoffering Price:      99.463% of principal amount, subject to change
                                by the undersigned.

      The Closing will be held at 10:00 a.m., New York City time on December 17, 1996, at the offices of Cravath, Swaine & Moore, with payment to be made by wire transfer of same day funds.

The Address for Service of Notices is:
      c/o Salomon Brothers Inc
      Seven World Trade Center
      New York, NY 10048

      The respective principal amounts of the Offered Debt Securities to be purchased by each of the Underwriters are set forth opposite their names in Schedule A hereto.

      It is understood that we may, with your consent, amend this offer to add additional Underwriters and reduce the aggregate principal amount to be purchased by the Underwriters listed in Schedule A hereto by the aggregate principal amount to be purchased by such additional Underwriters.

      All the provisions of the Underwriting Agreement, attached as Exhibit A hereto, are incorporated herein by reference. We are in receipt of (i) a draft of the letter required to be delivered by Price Waterhouse pursuant to Section 5(a) of the Underwriting Agreement and (ii) a draft of the letter required to be delivered by Befec-Price Waterhouse pursuant to Section 5(b) of the Underwriting Agreement, and understand that we will receive executed copies of such letters no later than December 17, 1996.

      The Offered Debt Securities will be made available for checking and packaging at the office of The Bank of New York, New York, New York at least 24 hours prior to the Closing Date.

      Please signify your acceptance of our offer by signing the enclosed response to us in the space provided and returning it to us.


                                     Very truly yours,

                                     SALOMON BROTHERS INC
                                     CS FIRST BOSTON CORPORATION
                                     CHASE SECURITIES INC.
                                     J.P. MORGAN SECURITIES INC.


                                     By SALOMON BROTHERS INC


                                     By /s/ David Sullivan
                                        -------------------------------
                                        Name: David Sullivan
                                        Title: Vice President

                                     Acting severally on behalf of themselves as Underwriters

                                     Schedule A

                                          Principal        Principal        Principal        Principal        Principal
                                          Amount of        Amount of        Amount of        Amount of        Amount of
                                             2026             2096           UK 2003          UK 2006         French 2003
Underwriters                             Debentures       Debentures          Notes            Notes            Notes
-------------                            -----------      -----------      -----------      -----------      -----------
Salomon Brothers Inc..............        87,500,000       37,500,000       50,000,000       75,000,000       50,000,000
CS First Boston Corporation.......        87,500,000       37,500,000       50,000,000       75,000,000       50,000,000
Chase Securities Inc..............        87,500,000       37,500,000       50,000,000       75,000,000       50,000,000
J.P. Morgan Securities Inc........        87,500,000       37,500,000       50,000,000       75,000,000       50,000,000
   Total..........................       350,000,000      150,000,000      200,000,000      300,000,000      200,000,000

                                                            December 12, 1996



To:   Salomon Brothers Inc
      CS First Boston Corporation
      Chase Securities Inc.
      J.P. Morgan Securities Inc.

      c/o Salomon Brothers Inc
      Seven World Trade Center
      New York, NY 10048

      We accept the offer contained in your letter dated December 12, 1996 (including the provisions of the Underwriting Agreement (as defined below)), relating to $1,200,000,000 principal amount of our Debt Securities, subject to the terms and conditions of the Underwriting Agreement. We also confirm that, to the best of our knowledge after reasonable investigation, (i) the representations and warranties of the undersigned in the Underwriting Agreement (the "Underwriting Agreement") filed as an exhibit to the undersigned's registration statement on Form S-3 (Nos. 333-16869) (the "Registration Statement") are true and correct in all material respects, (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Securities and Exchange Commission and (iii) subsequent to the dates of the most recent financial statements in the Prospectus (as defined in the Underwriting Agreement) (exclusive of any supplement thereto), there has been no material adverse change in the financial position or results of operations of Crown Cork & Seal Company, Inc. and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.


                                          Very truly yours,

                                          CROWN CORK & SEAL COMPANY, INC.


                                          By /s/ Alan W. Rutherford
                                            --------------------------------
                                            Name:  Alan W. Rutherford
                                            Title: Executive Vice President
                                                   and Chief Financial Officer



                                          CROWN CORK & SEAL FINANCE PLC


                                          By /s/ Alan W. Rutherford
                                            ------------------------------
                                            Name:  Alan W. Rutherford
                                            Title: Managing Director



                                          CROWN CORK & SEAL FINANCE S.A.


                                          By /s/ Alan W. Rutherford
                                            ------------------------------
                                            Name:  Alan W. Rutherford
                                            Title: Chief Financial Officer
                                                   and Director